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                                                                EXHIBIT 10.27



                                COMMERCIAL LEASE


                THIS LEASE, made this 31st day of December, 1996, by and between Richard D. Weinstein ("Lessor"), and Digital Teleport, Inc., a Missouri corporation ("Tenant"),

                WITNESSETH:

                1. DESCRIPTION OF LEASED PREMISES. Lessor hereby demises and leases to Tenant approximately 10,000 square feet of the approximately 14,400 square foot building located at 11111 Dorsett Road, St. Louis, Missouri 63043 (the "Leased Premises").

                2. PERMITTED USE. The Leased Premises shall be used as general business and administrative offices and for such other purposes as Lessor and Tenant may agree. Tenant, in the use of the premises, shall faithfully observe in all material respects, all applicable City, County, State and Federal ordinances, laws, statutes and regulations now in force or which may hereafter be in force.

                3. COMMENCEMENT. The Term of the lease shall commence on January 1, 1997, and shall end on December 31, 1997, both inclusive, unless sooner terminated as provided herein. Tenant shall have the right to extend this lease, at the same rental and upon all of the same terms, provisions and conditions herein contained, for additional terms of one year each until the headquarters of the Company have relocated from the Leased Premises, by giving Lessor written notice of such extension at least thirty (30) days prior to the commencement of such additional term.

                4. RENTAL. Subject to adjustment as hereinafter provided, Tenant shall pay to Lessor as Rent for the Leased Premises during the lease term the sum of Seventy-Five Thousand Dollars ($75,000.00) per year for each and every year of said Term, payable in equal monthly installments of Six Thousand, Two Hundred Fifty Dollars ($6,250.00) each, on the first day of each calendar month of the lease term, in advance, at the office of the Lessor as set forth in
Section 22 hereof.

                All Rent payable under this lease shall be paid without set-off or deduction and appropriate apportionment of monthly rental installments shall be made for any partial months at the beginning and at the end of the term of this lease.

                5. TENANT'S OBLIGATIONS. Tenant agrees that no representations as to the condition of the Leased Premises or the appropriateness of the Leased Premises for its intended use has been made by Lessor to Tenant either directly or indirectly prior to or at the execution of this lease that are not herein expressed. During the continuance of this lease Tenant shall keep the Leased Premises and its appurtenances in good order and repair, replacing all glass broken, including but not limited to plate glass with glass of the same size and quality as that


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broken;  shall not  allow  any waste or misuse of the water or other utilities;
shall not make or permit noises or odors objectionable to the public; shall pay for all damages to the Leased Premises caused by any waste, misuse or neglect by Tenant of the Leased Premises, its apparatus or appurtenances; shall not overload, damage or deface the Leased Premises, or do any act or thing or bring or keep anything thereon which may make void or voidable any insurance on the premises or the Leased Premises or which may render an increase or extra premiums payable for insurance; and at the expiration of the time mentioned in this lease, or at an earlier termination thereof by forfeiture or otherwise, shall yield up the Leased Premises together with all its apparatus and appurtenances to Lessor in the same condition as when leased, reasonable wear and tear and damage by fire or other casualty beyond the control of Tenant excepted, and will surrender all original and duplicate keys of the several doors and such other things as appertain to the Leased Premises.

                6. UTILITIES AND TAXES. Tenant shall be responsible for the payment of all utilities metered or otherwise charged to the Leased Premises, including but not limited to electricity, gas, water, sewage, garbage collection and telephone services. Tenant shall also be responsible for payment of all state and local taxes assessed upon the Leased Premises. Lessor agrees to reasonably cooperate with Tenant in disputing any such tax assessments.

                7. INSURANCE. Tenant agrees that it will, at all times during the Term of this lease and at its own expense, carry public liability insurance covering property damage, death and personal injury in, on, or about the Leased Premises in an amount as may be reasonably required by the Lessor; provided, however, that in no event shall the amounts of such coverages be greater than the existing coverage amounts maintained by Lessor on the Leased Premises immediately prior to the execution of this lease unless such amounts are reasonably acceptable to Tenant. Tenant shall furnish Lessor certificates evidencing all such insurance coverage upon demand.

                Lessor and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Lessor or Tenant, as the case may be, their respective property, the Leased Premises or its contents, arising from any risk generally covered by fire and extended coverage insurance, vandalism, malicious mischief and sprinkler leakage; and the parties each, on behalf of their respective insurance companies insuring the property of either Lessor or Tenant against any such loss, hereby waive any right of subrogation that it might have against Lessor or Tenant, as the case may be, to the maximum extent permitted by law without obtaining the express consent of their respective insurance companies.

                8. ALTERATIONS AND REPAIRS. If the Tenant desires alterations, repairs or improvements, the Tenant shall do same at the Tenant's expense, provided that (i) all work shall be done by contractors reasonably approved in writing by Lessor, (ii) Tenant shall furnish to Lessor prior to commencing any work, security reasonably satisfactory to Lessor,


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against  items for  labor  and  material,  (iii)  the work  shall be  reasonably approved by Lessor, and (iv) no part of the work shall be of a character which will require changes outside the leased premises or will adversely affect the Lessor's governmental permits relative to the Leased Premises or the cost of fire insurance for the Leased Premises. All alterations, repairs or improvements whether made by Lessor or Tenant which are so permanently attached or affixed to the Leased Premises that their removal would cause substantial damage to the Leased Premises shall become the sole property of Lessor upon termination of the lease whether by expiration of term or otherwise. Tenant shall have the right to remove all such alterations, repairs or improvements that are not so permanently affixed or attached to the Leased Premises that their removal would cause substantial damage to the Leased Premises; provided, however that Tenant shall repair any and all damage to the Leased Premises relating to the installation and/or removal of such alterations, repairs or improvements removed by Tenant.

                9. NO LIENS. Tenant covenants and agrees that it has no power to incur any indebtedness giving a right to a lien of any kind or character upon the right, title, or interest of Lessor in and to the Leased Premises and the property of which the Leased Premises is a part, and that no person shall ever be entitled to any lien superior to the interest in this lease reserved to Lessor upon the premises directly or indirectly derived through or under Tenant, or its agents or servants, or on account of any act or omission of Tenant. Should any such lien be filed, Lessor may, but shall not be obligated to, procure its discharge by any lawful means. In such event, Lessor shall be entitled to recover from Tenant all amounts paid in the course of procuring said discharge, including reasonable attorney's fees and costs.

                10. HOLD HARMLESS. Lessor shall not be liable for any damage occasioned by failure to keep the Leased Premises in repair, and shall not be liable for any damage done or occasioned by or from electric current, plumbing, gas or the elements, unless said damage is caused directly by Lessor.

                11. LESSOR'S RIGHT TO ENTER PREMISES. Tenant hereby grants to Lessor such licenses or easements in or around the Leased Premises or any portion or portions thereof as shall be reasonably required to maintain and operate the Leased Premises, provided that no exercise, occupancy under, or enjoyment of any such license or easement shall result in any unreasonable interference with Tenant's use, occupancy, or enjoyment of the leased premises as contemplated by this lease. Tenant also hereby grants to Lessor the right to enter the Leased Premises or any portion or portions thereof to examine the same and show them to prospective fee owners, ground lessees, mortgagees and tenants. The provisions of this Section shall not be construed to impose any obligations upon Lessor.

                12. SUBORDINATION. This lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Leased Premises is a part and to any and all

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advances  made  on the  security  thereof  and to all  renewals,  modifications, consolidation, replacements and extensions thereof; provided that any such agreement contains a covenant to the effect that so long as there shall be no default on the part of Tenant entitling Lessor to terminate this lease, or if such default exists, so long as the time to cure such default has not expired, then this lease shall not be terminated or modified, nor shall the rights of Tenant hereunder, or its occupancy of the Leased Premises be affected in any way by reason of such agreement or any foreclosure action instituted in connection
therewith.   Notwithstanding   such  subordination,   Tenant's  right  to  quiet
possession of the Leased Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this lease, unless this lease is otherwise terminated pursuant to its terms. Tenant agrees to execute any documents required to effectuate such subordination or to make this lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within fifteen
(15) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

                13.      TERMINATION, DEFAULT AND REMEDIES.

                If Tenant defaults in payment of Rent and such default is not cured within ten (10) days after written notice from Lessor of such default, or if Tenant defaults in any other of Tenant's obligations hereunder and such default is not cured within thirty (30) days after written notice from Lessor of such default; provided, however, that if such default is not capable of cure within such 30-day period and Tenant is diligently proceeding to cure, Tenant shall have a commercially reasonable time to cure such default; then all Rent shall become due and Lessor may (i) declare this lease terminated and enter into and repossess the Leased Premises and expel Tenant and its chattels; or (ii) enter into and repossess the Leased Premises and relet the same. In such event, Tenant shall be liable to Lessor for all costs and expenses incurred by Lessor, including reasonable attorneys' fees, in recovering possession or in collecting delinquent rent, whether or not litigation is commenced; (ii) all costs of redecorating, repairing, renovating and remodeling the Leased Premises as required to relet; (iii) all advertising and brokerage costs and expenses incurred in reletting or attempting to relet the Leased Premises. Lessor may sue for sums in advance or from time to time as same accrue. If Lessor terminates this lease as a result of a default by Tenant, Lessor agrees to use reasonable efforts to mitigate damages resulting from such default.

                If this lease is terminated at the election of Lessor, as aforesaid, or in any other way, Tenant shall, without demand, surrender and deliver up the Leased Premises and property peaceably to Lessor immediately upon such termination, and if Tenant shall remain in possession of the Leased Premises, or any part thereof, one day after the termination of this lease in any of the ways above named, Tenant shall be deemed guilty of forcible detainer of the Leased Premises under the statutes of the State of Missouri and shall be subject to all the conditions and


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provisions above named and to eviction and removal forcibly or otherwise with or without process of law as above stated. After the commencement of a suit, or after final judgment, for possession of said premises, Lessor may receive and collect any rent due from Tenant, and the payment of said rent shall not waive or affect said suit or said judgment. All rights of Lessor in the event of default herein enumerated shall be in addition to and without prejudice to any remedy or remedies which Lessor may have at law or in equity for nonpayment of rent or for breaches of the covenants and agreements hereof.

                14. BANKRUPTCY. If any proceedings under the present or any future Bankruptcy Act be instituted by or against Tenant and such proceedings are not dismissed within sixty (60) days, or if a receiver, custodian or trustee be appointed for or ordered to dispose of Tenant's business or property, or if Tenant makes any assignment or conveyance for the benefit of creditors, the same shall constitute a breach of this lease, and Lessor shall forthwith on that breach be entitled to (i) collect actual damages therefor as provided by law or notwithstanding any other provisions of this lease to the contrary, (ii) recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the leased premises for the same period, (iii) collect the reasonable fees of Lessor's attorneys incurred in connection with such bankruptcy or insolvency proceedings. In addition to its rights to collect actual or liquidated damages and attorneys' fees, Lessor shall have the rights of termination, entry and repossession as set forth above in the preceding Section.

                15. RIGHT TO CURE TENANT'S DEFAULT. If Tenant is in default under any provision of this lease, other than the provision requiring the payment of rent, and Lessor has given written notice of default, and if Tenant shall fail to cure, or to commence with due diligence to cure, such default within thirty (30) days after receipt of such notice, then Lessor may immediately, or any time thereafter, without notice, cure such default on behalf of Tenant and at the expense of Tenant. If Lessor at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of failure of Tenant to comply with any provision of this lease, or if Lessor be compelled to incur any expense, including reasonable attorney's fees in instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Lessor shall be repaid by Tenant to Lessor on demand.

                16. NO WAIVER. The fact that Lessor does not exercise its right hereunder in the event of breach of covenants herein by Tenant shall not be deemed a waiver of such rights as to subsequent breaches of covenants herein by Tenant.

                17. CONDEMNATION. In the event that the Leased Premises shall be taken by the exercise of the power of eminent domain, this lease shall terminate as of the date of the taking of possession by or the vesting of title in the condemning authority. All income, rent,


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awards or interest derived from or damages awarded for any such taking under the power of eminent domain shall belong to and be the property of Lessor, whether such damages shall be awarded for compensation for diminution in value of the leasehold or for the fee of the Leased Premises. Notwithstanding the foregoing, Tenant shall have the right to maintain an action and make a claim in its own name to the condemning authority for the value of any trade fixtures, equipment, merchandise or personal property of any kind belonging to Tenant and not forming a part of the Leased Premises, or for the cost of moving the all or any of the same, Tenant's other relocation costs or expenses so long as no such claim or action adversely affects any claim or action of Lessor. A voluntary sale by Lessor to any party having the power of eminent domain, either under the threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain.

                18. DESTRUCTION. If the Leased Premises shall be destroyed in whole or in part by fire, the elements or other casualty so as to render the leased premises wholly unfit for occupancy and if the damage cannot be repaired within 90 days from the happening of said injury or Lessor advises Tenant within 30 days of such destruction that Lessor will not repair the Leased Premises within said 90 days, this lease shall terminate as of the date of such injury without further liability on the part of either party hereto. In the event of any such termination, Tenant shall immediately surrender the possession of the Leased Premises and all rights therein to Lessor, and Lessor shall have the right to immediately enter into and take possession of the Leased Premises and shall not be liable for any loss, damage or injury to the property or person of Tenant. If Lessor repairs the Leased Premises within said 90 days this lease shall continue in full force and effect. Tenant shall not be required in any event to pay rent for any portion of said 90 days during which the Leased Premises is wholly unfit for occupancy.

                19. SUBLETTING AND ASSIGNING. Tenant shall not sublet the Leased Premises or any part thereof, nor allow the same to be used or occupied by any other person or for any other use than that herein specified, nor assign or encumber this lease or any interest therein, without the written consent of Lessor, which consent shall not be unreasonably withheld; provided, however, that Tenant may pledge its rights and privileges under this lease to secure financial obligations to third parties, without the need to obtain the consent of Lessor. Any consent to any assignment, transfer or sublease which may be given by Lessor shall not constitute a release of Tenant from the full performance by it of the covenants on the part of the Tenant herein contained.

                20. NOTICES AND PLACE OF PAYMENT. Any notice, demand, request, consent, approval, or other communication which either party hereto is required or desires to give or make or communicate upon or to the other shall be in writing and shall be given or made or communicated by United States registered or certified mail, addressed, in the case of Lessor to Richard Weinstein, 11111 Dorsett Road, St. Louis, Missouri 63043, and addressed in the case of Tenant to Digital Teleport, Inc., 11111 Dorsett Road, St. Louis, Missouri 63043, Attn:
President,


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subject to the right of either party to designate a different address by notice similarly given. Any notice, demand, request, consent, approval, or other communication so sent shall be deemed to have been given, made, or communicated, as the case may be, on the date the same was deposited in the United States mail as registered or certified matter with postage thereon fully prepaid.

                All payments by Tenant to Lessor pursuant to any provision of this lease shall be paid to Richard Weinstein at the above-listed address.

                21. SECTION HEADINGS. The Section headings appearing in this lease are inserted only as a matter of convenience and for reference purposes, and in no way define, limit or describe the scope and intent of this lease or any Section hereof, nor in any way affect it.

                22. SUCCESSORS BOUND. All the terms of this lease shall extend to and be binding upon the respective heirs, executors, administrators, successors and assigns of the respective parties hereto.

                23. GOVERNING LAW. This lease shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.


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                IN WITNESS WHEREOF, the parties hereto have executed this lease as of the date first above written.

        TENANT                                                       LESSOR

DIGITAL TELEPORT, INC.



By:     /s/ Richard D. Weinstein                      /s/ Richard D. Weinstein
  -------------------------------                     -------------------------
Richard D. Weinstein                                  Richard D. Weinstein

Title:          President                             Date:            12/31/96
     ----------------------------                         ---------------------
Date:           12/31/96
    -----------------------------




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